UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     DECEMBER 28, 2005 (DECEMBER 22, 2005)


                          HOME INTERIORS & GIFTS, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                      333-62021                75-0981828
(State or other jurisdiction of        (Commission             (I.R.S. Employer
incorporation or organization)         file number)          Identification No.)


                            1649 FRANKFORD ROAD WEST
                          CARROLLTON, TEXAS 75007-4605
                    (Address of principal executive offices)

       Registrant's Telephone Number, Including Area Code: (972) 695-1000


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Home Interiors & Gifts, Inc. (the "Company") entered into a sixth amendment and waiver dated as of December 22, 2005 (the "Sixth Amendment"), to its senior credit facility with the several banks and other financial institutions from time to time parties thereto, Bear Stearns Corporate Lending Inc., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent (the "Senior Credit Facility"). The Sixth Amendment extends the terms of the waiver granted pursuant to the fifth amendment and waiver dated as of December 15, 2005 to but excluding January 11, 2005 (the "Waiver Period").

         The Sixth Amendment also provides that during the Waiver Period, the Company and its subsidiaries will comply with certain covenants related to the operation of the Company's business. In addition, the Company agreed to pay certain lenders and their affiliates no less than fifty percent (50%) of their total legal fees and expenses invoiced to the Company as of December 21, 2005. The Sixth Amendment also provides that the Company and the other loan parties under the Senior Credit Facility acknowledge and release any claims they may have against the administrative agent or any lender under the Senior Credit Facility that arise out of any credit accommodations.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

10.1 Sixth Amendment and Waiver, dated as of December 22, 2005, to and under the Credit Agreement, dated March 31, 2004 (as heretofore amended, supplemented or otherwise modified) among Home Interiors & Gifts, Inc., a Texas corporation, the several banks and other financial institutions from time to time parties thereto, Bear Stearns Corporate Lending Inc., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOME INTERIORS & GIFTS, INC.

Date: December 28, 2005                By: /s/ Keith S. Krzeminski
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                                       Name: Keith S. Krzeminski
                                       Title: Senior Vice President of Finance
                                              and Chief Financial Officer

























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